                                      EXHIBIT 99


        Trustee's Remittance Report in  respect of the August Remittance Date.














                     [  THIS SPACE IS INTENTIONALLY LEFT BLANK  ]

EquiCredit Corporation Secondary Marketing Department

EQCC 1995-4
Monthly Recap & Distribution
Company  428 & 429

                                                                               FINAL

 CUTOFF DATE:  November 1, 1995
------------------------------------------------------------------------------------------------------------------------------------
 Due Period                                 December, 1996                 December, 1996                    December, 1996
 Monthly Payment Date                       January 15                       January 15                        January 15
 Group                                 Fixed Rate Group (Co. 428)    Adjustable Rate Group (Co. 429)    Aggregate (Co. 428 & 429)
 Remittance Number                               14                             14                                14
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Principal Balance-BOM                      38,218,852.23                       N/A                         38,218,852.23
Class A-2 Principal Balance-BOM                      85,000,000.00                       N/A                         85,000,000.00
Class A-3 Principal Balance-BOM                      30,000,000.00                       N/A                         30,000,000.00
Class A-4 Principal Balance-BOM                      25,000,000.00                       N/A                         25,000,000.00
Class A-5 Principal Balance-BOM                      15,000,000.00                       N/A                         15,000,000.00
Class A-6 Principal Balance-BOM                           N/A                        16,804,037.17                   16,804,037.17
                                                   ---------------                  --------------                 ---------------
Total Class A Principal
 Balance - BOM                                      193,218,852.23                   16,804,037.17                  210,022,889.40

Class A-1 Principal Balance - EOM                    32,272,194.39                       N/A                         32,272,194.39
Class A-2 Principal Balance - EOM                    85,000,000.00                       N/A                         85,000,000.00
Class A-3 Principal Balance - EOM                    30,000,000.00                       N/A                         30,000,000.00
Class A-4 Principal Balance - EOM                    25,000,000.00                       N/A                         25,000,000.00
Class A-5 Principal Balance - EOM                    15,000,000.00                       N/A                         15,000,000.00
Class A-6 Principal Balance - EOM                        N/A                         15,665,438.13                   15,665,438.13
                                                   ---------------                  --------------                 ---------------
Total Class A Principal
 Balance - EOM                                      187,272,194.39                   15,665,438.13                  202,937,632.52

Number of Accounts BOM                                        4469                             188                            4657
Number of Accounts EOM                                        4336                             174                            4510

Class A-1 Principal Remittance                        5,946,657.84                       N/A                          5,946,657.84
Class A-2 Principal Remittance                                0.00                       N/A                                  0.00
Class A-3 Principal Remittance                                0.00                       N/A                                  0.00
Class A-4 Principal Remittance                                0.00                       N/A                                  0.00
Class A-5 Principal Remittance                                0.00                       N/A                                  0.00
Class A-6 Principal Remittance                           N/A                          1,138,599.04                    1,138,599.04
                                                   ---------------                  --------------                 ---------------
Total Class A Remittance Amount                       5,946,657.84                    1,138,599.04                    7,085,256.88

Class A-1 Certificate
 Pass-Thru Rate                                              6.150%                      N/A                                 6.150%
Class A-2 Certificate
 Pass-Thru Rate                                              6.350%                      N/A                                 6.350%
Class A-3 Certificate
 Pass-Thru Rate                                              6.600%                      N/A                                 6.600%
Class A-4 Certificate
 Pass-Thru Rate                                              6.950%                      N/A                                 6.950%
Class A-5 Certificate
 Pass-Thru Rate                                              7.250%                      N/A                                 7.250%
Class A-6 Certificate
 Pass-Thru Rate                                          N/A                              5.980470%                          5.980%
Net Funds Cap                                            N/A                            138,514.62                      138,514.62
WAC BOM                                                  10.997537%                      11.091524%                      10.880136%
WAC EOM                                                  10.861733%                      11.123988%                      10.881977%
WAP BOM                                                      6.420%                          6.064%                          6.405%
WAP EOM                                                      6.508%                          0.000%                          6.005%
WAM BOM                                                     161.79                          176.50                          162.96
WAM EOM                                                     160.93                          179.53                          162.37

Curtailments                       18,615.05                               522.26                        19,137.31
Prepayment Amount                   5,552,728.88      5,571,343.93     981,150.02       981,672.28    6,533,878.90    6,553,016.21
                                  --------------                     ------------
Number of Prepayments                                          133                              14                             147

Aggregate Interest Accrued                            1,713,872.01                      140,323.90                    1,854,195.91
Less, Class A-1 Interest Accrued     (195,871.62)                         N/A                          (195,871.62)
Less, Class A-2 Interest Accrued     (449,791.67)                         N/A                          (449,791.67)
Less, Class A-3 Interest Accrued     (165,000.00)                         N/A                          (165,000.00)
Less, Class A-4 Interest Accrued     (144,791.67)                         N/A                          (144,791.67)
Less, Class A-5 Interest Accrued      (90,625.00)                         N/A                           (90,625.00)
Less, Class A-6 Interest Accrued         N/A         (1,046,079.96)    (83,746.70)      (83,746.70)     (83,746.70)  (1,129,826.66)
                                   -------------                     ------------                    -------------
Less, Monthly Premium                                   (15,606.02)                      (1,305.45)                     (16,911.47)
Less, LOC Fees                                                0.00                            0.00                            0.00
Less, Service Fees Accrued                              (94,584.40)                      (7,690.81)                    (102,275.21)
                                                    --------------                    ------------                  --------------

Excess Spread                                           557,601.63                       47,580.94                      605,182.57
Spread Account Balance Previous
 Month                                                                                                                5,915,755.42
Investment Earnings                                                                                                      24,081.33
Spread Account Amount -
 Mortgage Loan Losses                                                                                                   (72,050.17)
Spread Account Amount - Advances                                                                                              0.00
                                                                                                                    --------------

Spread Account Balance Before
 Distribution                                                                                                         6,472,969.15
LOC Account Balance Before
 Distribution                                                                                                                 0.00
Specified Spread Account
 Requirement                                                                                                          6,400,000.00
Spread Account Excess/(Deficit)                                                                                          72,969.15

Reimbursable Amounts Due Servicer                                                                                         4,561.67
Reimbursable Amounts from
 Previous Months                                                                                                         28,645.70

                                                                                                                     -------------
Reimbursable Amounts Wired
 to Servicer                                                                                                             33,207.37
                                                                                                                     -------------
Spread Account Excess
 Wired to Servicer                                                                                                       39,761.78
                                                                                                                     -------------

Reimbursable Amounts Carried
 Forward                                                                                                                      0.00
Spread Account Balance After
 Distribution                                                                                                         6,400,000.00


EquiCredit Corporation Secondary Marketing Department

EQCC 1995-4
Monthly Recap & Distribution
Company  428 & 429



                                                                               FINAL

 CUTOFF DATE:  November 1, 1995
------------------------------------------------------------------------------------------------------------------------------------
 Due Period                                 December, 1996                 December, 1996                    December, 1996
 Monthly Payment Date                       January 15                       January 15                        January 15
 Group                                 Fixed Rate Group (Co. 428)    Adjustable Rate Group (Co. 429)    Aggregate (Co. 428 & 429)
 Remittance Number                               14                             14                                14
------------------------------------------------------------------------------------------------------------------------------------
Interest Collected                                    1,717,553.07                      142,336.78                    1,859,889.85
Less, Pre-Cutoff Interest                                  (204.44)                           0.00                         (204.44)
                                                    --------------                  --------------                   -------------

Total Post Cutoff Interest
 Collected                                            1,717,348.63                      142,336.78                    1,859,685.41
Plus,  Principal Collected                            5,895,252.26                      987,666.08                    6,882,918.34
Plus,  Liquidation Proceeds                                   0.00                      130,288.37                      130,288.37
Plus,  Advances                                       1,382,129.75                      129,624.94                    1,511,754.69
Less, Recovery                                       (1,382,129.75)                    (129,624.94)                  (1,511,754.69)
Less, Service Fee Collected                             (95,008.46)                      (7,678.34)                    (102,686.80)
Less, Excess Spread                                    (557,601.63)                     (47,580.94)                    (605,182.57)
                                                    --------------                  --------------                   -------------

Available Payment Amount                              6,959,990.80                    1,205,031.95                    8,165,022.75
Plus, Spread Account Amount                              51,393.58                       20,656.59                       72,050.17
Less, Class A Interest Remittance                    (1,046,079.96)                     (83,746.70)                  (1,129,826.66)
Less, Class A Principal Remittance                   (5,946,657.84)                  (1,138,599.04)                  (7,085,256.88)
Less, Monthly Premium                                   (15,606.02)                      (1,305.45)                     (16,911.47)
Less, LOC Fees                                                0.00                            0.00                            0.00
                                                    --------------                  --------------                   -------------
Collection Excess (Shortage)                              3,040.56                        2,037.35                        5,077.91
                                                    --------------                  --------------                   -------------

Total Due Class R                                                                                                        39,761.78
----------------------------                                                                                         -------------
Class R Wire 99.99%                                                                                                      39,761.74
----------------------------                                                                                         -------------
Reimbursement To Servicer
 from Spread                                                                                                             33,207.37
----------------------------                                                                                         -------------
Reimbursement To Servicer
 from Collections                                                                                                         5,077.91
----------------------------                                                                                         -------------



EquiCredit Corporation Secondary Marketing Department

EQCC 1995-4
Monthly Recap & Distribution
Company  428 & 429



                                                                               FINAL

 CUTOFF DATE:  November 1, 1995
------------------------------------------------------------------------------------------------------------------------------------
 Due Period                                 December, 1996                 December, 1996                    December, 1996
 Monthly Payment Date                       January 15                       January 15                        January 15
 Group                                 Fixed Rate Group (Co. 428)    Adjustable Rate Group (Co. 429)    Aggregate (Co. 428 & 429)
 Remittance Number                               14                             14                                14
------------------------------------------------------------------------------------------------------------------------------------

Monthly Advance (from MTG1711)                        1,382,129.75                      129,624.94                    1,511,754.69
Recovery (from MTG1711)                              (1,385,182.31)                    (131,650.29)                  (1,516,832.60)
Mortgage Loan Losses (Liq. Reports)                      51,393.58                       20,656.59                       72,050.17
P&I Account Shortage (Before
 Adjustment)                                                  0.00                            0.00                            0.00
P&I Account Shortage (After
 Adjustment)                                                  0.00                            0.00                            0.00
Advances Recovered                                        3,052.56                        2,025.35  (should=line 106)     5,077.91
Original Recovery Difference                              3,052.56                        2,025.35                        5,077.91

CPR                                                                                                                          32.45%
% Outstanding to Org. UPB                                                                                                    66.23%
Class A1 Final Pmt. Date                                                                                             July 14, 2004

Outstanding Advances                                                                                                  1,224,792.69
Days in Due Period (Last
 Dist. Date to Curr Dist Date)                            n/a                                   30                         n/a
    Don't include distribution date twice.
Libor as stated by Trustee on 13th                                     DECEMBER 13       5.605470%
UPB of three largest outstanding loans                                                                                  885,653.91
UPB of loans over 90 days delinquent                                                                                 10,868,733.89
Base Spread Account Requirement                                                                                       6,400,000.00
No. Months Since Closing                                                                                                        14

                                                  ----------------                  --------------  -------------- ---------------
                                                         WAP EOM                           WAP EOM         SPECIFIED SPREAD CALC.
                                                        Fixed Only                       Aggregate
                                        CLASS A1      1,984,739.95       CLASS A1     1,984,739.95   Calc. (X)(a)             0.00
                                        CLASS A2      5,397,500.00       CLASS A2     5,397,500.00   Calc. (X)(b)             0.00
                                        CLASS A3      1,980,000.00       CLASS A3     1,980,000.00    Calc (Y)(a)     6,400,000.00
                                        CLASS A4      1,737,500.00       CLASS A4     1,737,500.00    Calc (Y)(b)       885,653.91
                                        CLASS A5      1,087,500.00       CLASS A5     1,087,500.00    Calc (Y)(c)     4,816,908.19
                                                                                                      Calc (Z)(a)             0.00
                                                                                                      Calc (Z)(b)             0.00
                                                                                                      Calc (Z)(c)             0.00
                                                  ----------------       CLASS A6             0.00
                                                     12,187,239.95                  --------------  ------------------------------
                                         WAP EOM             6.508%                   12,187,239.95         SUBORDINATED AMOUNT
                                                                          WAP EOM             6.005%
                                                  ----------------                                   November, 1995   22,140,282.49
                                                                                     --------------
Will Change 11/1/2000                                                                               Cumm. ES Recpts.     275,340.16
                                                                                                                     --------------

                                                                                                   Current Sub. Amt.  21,864,942.33
                                                                                                                     --------------
                                                                                                    ---------------  --------------
